SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 11, 2006
(Date of earliest event reported)
PRINCIPAL FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16725	42-1520346
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification Number)
711 High Street, Des Moines, Iowa 50392
(Address of principal executive offices)
(515) 247-5111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Underwriting Agreement
Senior Indenture
First Supplemental Indenture
Senior Note
Guarantee
Opinion

Item 1.01 Entry into a Material Definitive Agreement
     On October 11, 2006, Principal Financial Group, Inc. (the “Company”) entered into an Underwriting Agreement, dated as of October 11, 2006 (the “Underwriting Agreement”), with Principal Financial Services, Inc. (“PFS”) and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as representatives of the underwriters named therein (the “Underwriters”), with respect to the offer and sale by the Company, and the full and unconditional guarantee by PFS, of $500,000,000 aggregate principal amount of 6.05% Senior Notes due October 15, 2036 (the “Notes”), pursuant to the registration statement on Form S-3 (File No. 333-111352), as amended (the “Registration Statement”). The Notes were issued pursuant to a Senior Indenture, dated as of October 11, 2006, between the Company and The Bank of New York, as trustee (the “Trustee), as supplemented by the First Supplemental Indenture, dated as of October 16, 2006 among the Company, PFS and the Trustee. The closing of the sale of the Notes occurred on October 16, 2006.
     The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities arising out of or in connection with sale of the Notes and customary contribution provisions in respect of those liabilities.
     The foregoing description of the material terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 to this report.
Item 9.01 Financial Statements and Exhibits
     The exhibits to this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 11, 2006, among Principal Financial Group, Inc., Principal Financial Services, Inc. and Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated, as Representatives of the Underwriters.

Exhibit No.	Description

Exhibit 4.1	Senior Indenture, dated as of October 11, 2006, between Principal Financial Group, Inc. and The Bank of New York, as Trustee.

Exhibit 4.2	First Supplemental Indenture, dated as of October 16, 2006, among Principal Financial Group, Inc., Principal Financial Services, Inc. and The Bank of New York, as Trustee.

Exhibit 4.3	6.05% Senior Note due October 15, 2036.

Exhibit 4.4	Guarantee, dated as of October 16, 2006, by Principal Financial Services, Inc.

Exhibit 5.1	Opinion of Debevoise & Plimpton LLP.

Exhibit 23.1	Consent of Debevoise & Plimpton LLP (included within Exhibit 5.1)
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRINCIPAL FINANCIAL GROUP, INC.

By:	/s/ Joyce N. Hoffman

Name:	Joyce N. Hoffman
Title:	Senior Vice President and Corporate Secretary
Date: October 16, 2006

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